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                                                                    EXHIBIT 10.3



                                                               February 27, 2002

Hanseatic Americas LDC
450 Park Avenue
New York, New York 10022

Environmental Opportunities Fund II LP
Environmental Opportunities Fund II
 (Institutional) LP
c/o Sanders Morris Harris
3100 Chase Tower
600 Travis Street
Houston, Texas 77002

Dear Sirs:

         Reference is hereby made to:

         (i) the Loan Agreement dated as of August 7, 2000, as amended by Amendment No. 1 dated as of November 10, 2000, Amendment No. 2 dated November 30, 2000 and Amendment No. 3 dated the date hereof (the foregoing, as from time to time further amended, collectively referred to as the "Amended Loan Agreement") entered into among us; and

         (ii) the Supplemental Letter dated August 7, 2000 (the "Supplemental Letter") executed by you and the undersigned, together with the concurring shareholders executing this letter (a copy of which is annexed hereto).

Capitalized terms utilized herein and not otherwise defined herein shall have the meanings assigned to them in the Amended Loan Agreement.

         This letter shall confirm that the Supplemental Letter remains in full force and effect, and that all references therein to the Loan Agreement shall be deemed references to the Amended Loan Agreement.

                                        Very truly yours,

                                        SYSTEMONE TECHNOLOGIES, INC.



                                        By /s/ PAUL I. MANSUR
                                          -------------------------------------
                                        Paul I. Mansur
                                        Chief Executive Officer


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AGREED:

ENVIRONMENTAL OPPORTUNITIES FUND II, L.P.     HANSEATIC AMERICAS LDC

ENVIRONMENTAL OPPORTUNITIES FUND II
(INSTITUTIONAL), L.P.                         By:  Hanseatic Corporation

By:  Fund II Mgt. Co., LLC                           By: /s/ PAUL A. BIDDELMAN
                                                        ------------------------
     General Partner                                 Paul A. Biddelman
                                                     President

         By: /s/ KENNETH C. LEUNG
             ----------------------------
         Kenneth C. Leung
         Chief Investment Officer

   The undersigned concurring shareholders agree to the foregoing:

/s/ PIERRE G. MANSUR
------------------------------------
Pierre G. Mansur

/s/ PAUL I. MANSUR
------------------------------------
Paul I. Mansur

ENVIRONMENTAL OPPORTUNITIES FUND, L.P.
ENVIRONMENTAL OPPORTUNITIES FUND  (CAYMAN), L.P.

By:  Environmental Opportunities Management Co., LLC
     General Partner

         By:/s/ BRUCE MCMAKEN
            -------------------------
         Bruce McMaken
         Manager